SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 1999




                            OSICOM TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in charter)



                         Commission File number: 0-15810


               New Jersey                             22-2367234
     (State or other jurisdiction of       (IRS Employer Identification Number)
      incorporation or organization)

         2800 28th Street, Suite 100
         Santa Monica, California                       90405
     (Address of principal executive offices)         (Zip Code)

                                (310) 581-4030
            (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         Pursuant to a Stock Purchase Agreement between the Registrant and FIBR Holdings, LLC, the Registrant sold to FIBR Holdings, LLC. Six Hundred Seventy-Nine Thousand Four Hundred Eighty-Three (679,483) Shares at a purchase price of Eleven and 0378/10000 Dollars ($11.0378) per Share or Seven Million Five
Hundred Thousand Dollars ($7,500,000). Andersen Weinroth & Co., L.P., a Delaware limited partnership, is the sole voting member of FIBR Holdings, L.L.C. A copy of the Stock Purchase Agreement is attached hereto as Exhibit A.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                  A. Stock Purchase Agreement dated as of December 1, 1999, between the Registrant and FIBR Holdings, LLC.

                  B. Registration Rights Agreement dated as of December 1, 1999 between the Registrant and FIBR Holdings, LLC

                  C. Letter Agreement dated November 6, 1999 between Registrant and FIBR Holdings, LLC.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OSICOM TECHNOLOGIES, INC.


DATE: December 15, 1999                      By: /s/Christopher E. Sue
                                                ----------------------------
                                                    Christopher E. Sue
                                                    Vice-President Finance

                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of December 1, 1999, by and between OSICOM TECHNOLOGIES, INC., a New Jersey corporation (the "Company"), and FIBR HOLDINGS, LLC, a New York limited liability company (the "Purchaser").

         WHEREAS, the Company wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Company, on the terms and subject to the conditions set forth in this Agreement, shares of the Company's Common Stock, par value $.30 per share (the "Shares"); and

         WHEREAS, the Company has agreed to effect the registration of the Shares to be issued pursuant to this Agreement under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement of even date herewith by and between the Company and the Purchaser attached hereto as Exhibit A (the "Registration Rights Agreement"); and

         WHEREAS, the sale of the Shares by the Company to the Purchaser will be effected in reliance upon an exemption from securities registration in accordance with Section 4(2) of the Securities Act and the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Agreement, the Company and the Purchaser hereby agree as follows:


1. PURCHASE AND SALE OF THE SHARES.

   1.1 Agreement to Purchase and Sell. Upon the terms and subject to the satisfaction of the conditions set forth herein, the Company agrees to sell at the Closing (as defined in paragraph 1.2 below), and the Purchaser agrees to purchase, Six Hundred Seventy-Nine Thousand Four Hundred Eighty-Three (679,483) Shares at a purchase price equal to Eleven and 0378/10000 Dollars ($11.0378) per Share or Seven Million Five Hundred Thousand Dollars ($7,500,000) in the aggregate (the "Purchase Price").

   1.2 Closing. Subject to the satisfaction or waiver of the conditions set forth herein, the closing of the purchase and sale of the Shares hereunder (the "Closing") will be held simultaneously with the execution and delivery of this Agreement and will be deemed completed when this Agreement and the other Transaction Documents (as defined below) have been executed and delivered
by the Company and Purchaser (which delivery  may  be  effected  by   facsimile
transmission), and full payment of the Purchase Price has been made by the Purchaser by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Shares purchased by the Purchaser at the Closing. The date on which the Closing occurs is referred to herein as the "Closing Date".

   1.3 Certain Definitions. When used herein, (A) "business day" shall mean any day on which the New York Stock Exchange and commercial banks in the city of New York are open for business, (B) an "affiliate" of a party shall mean any person or entity controlling, controlled by or under common control with that party and
(C) "control" shall mean, with respect to an entity, the ability to direct the business, operations or management of such entity, whether through an equity interest therein or otherwise.

2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

   The Purchaser hereby makes the following representations and warranties to the Company and agrees with the Company that, as of the date of this Agreement and as of the Closing Date:

   2.1  Authorization; Enforceability.   The  Purchaser  is  duly  and  validly
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Shares and to execute and deliver this Agreement. This Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

   2.2 Accredited Investor; Investment Intent. The Purchaser is an accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Shares solely for its own account for investment purposes as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act or sales registered under the Securities Act; provided, however that in making such representation, the Purchaser does not agree to hold the Shares for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Shares at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

  2.3 Information. The Company has provided the Purchaser with information regarding the business, operations and financial condition of the Company, and has granted to the Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Shares hereunder.

  2.4 Limitations on Disposition. The Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the Securities Act and may not be transferred or


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

resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

  2.5 Legend. The Purchaser understands that the certificates representing the Shares will bear at issuance a restrictive legend in substantially the following form:

         "The  securities   represented  by  this   certificate  have  not  been
         registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale. The securities are subject to the provisions of a Stock Purchase Agreement dated December 1, 1999 between the Company and FIBR Holdings, LLC with respect to voting."

         Notwithstanding  the foregoing,  it is agreed that, as long as
(A) the resale or transfer (including without limitation a pledge) of any of the Shares is registered pursuant to an effective registration statement, (B) the Shares can be sold to the public pursuant to Rule 144 under the Securities Act ("Rule 144") and a registered broker dealer provides to the Company a customary broker's Rule 144 letter, or (C) the Shares are eligible for sale to the public, without limitation as to the amount of or manner in which the Shares may be sold, under Rule 144(k) or any successor provision, the Shares shall be issued without any legend or other restrictive language and, with respect to Shares upon which such legend is stamped, the Company shall issue new certificates without the first sentence of such legend to the holder upon request. In addition to the foregoing in the event that the Shares are transferred to any transferee other than a member of the Purchaser, the Company will issue new certificates without the last sentence of such legend.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

   The Company hereby makes the following representations and warranties to the Purchaser and agrees with the Purchaser that, as of the date of this Agreement and as of the Closing Date:

   3.1 Organization, Good Standing and Qualification. Each of the Company and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. The term "subsidiaries" shall mean entities in which the Company has a voting equity interest of 50% or greater.

   3.2 Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) this
Agreement, (ii)  the  Registration   Rights  Agreement  and  (iii)  all  other
agreements, documents, certificates or other instruments executed and delivered by or on behalf of the Company at any Closing (the instruments


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

described in (i), (ii) and (iii) being collectively referred to herein as the "Transaction Documents") and to issue and sell the Shares to the Purchaser in accordance with the terms hereof. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under the Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the National Association of Securities Dealers, Inc. (the "NASD") or otherwise).

   3.3 Enforcement. The Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

   3.4 Disclosure Documents; Agreements; Financial Statements; Other Information. The Company has filed with the Commission: (i) the Company's Annual Report on Form 10-K for the year ended January 31, 1999, (ii) the Company's Quarterly Reports on Form 10-Q for the three month periods ended April 30, 1999 and July 31,1999, and the Company's Balance Sheet as of October 31, 1999 and Profit and Loss Statement for the three month period ended October 31, 1999, (such Balance Sheet and Profit and Loss Statement being referred to herein as the "October Financial Statements") and (iii) all Current Reports on Form 8-K required to be filed by the Company with the Commission since January 31, 1999 (collectively, the "Disclosure Documents"). The Company is not aware of any event occurring on or prior to the Closing (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. Each Disclosure Document, as of the date of the filing thereof with the Commission (and with respect to the October Financial Statements, as of October 31, 1999), conformed, and as of the Closing Date will conform, in all material respects to the requirements of the Exchange Act, and the rules and regulations thereunder and such Disclosure Document did not, as of the date of such filing (and with respect to the October Financial Statements, as of October 31, 1999), and will not, as of the Closing Date, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that any information set forth in any Disclosure Document which is a forward-looking statement as defined in Rule 175(c) promulgated by the Commission under the Securities Act shall not be deemed to contain an untrue statement of material fact as long as such forward-looking statement was made with a reasonable basis and in good faith.

3.5ab Capitalization. The capitalization of the Company as of November 30, 1999, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or


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

exchangeable for any shares of Common Stock is set forth on Schedule 3.5 to this Agreement. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed in the Disclosure Documents, or as contemplated herein, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

   3.6 Valid Issuance. The Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company, (ii) based in part upon the representations of the Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges of the holders of the Common Stock of the Company.

   3.7 No Conflict  with  Other  Instruments.   The  execution,   delivery  and
performance of this Agreement and the other Transaction Documents, and consummation of the transactions contemplated hereby and thereby will not result in (a) a violation of any provision of the Certificate of Incorporation or by-laws of the Company or its subsidiaries, (b) a violation of any Law (as defined below) or any judgment, decree, order, regulation or rule of any court or other Governmental Entity (as defined in Section 5.1.8 hereof) applicable to the Company or its subsidiaries, or (c) any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision, instrument or contract to which the Company or any of its subsidiaries are a party or by which any of their assets are subject, or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities. "Law" shall mean any statute, ordinance, code, rule, regulation or order enacted, adopted, promulgated, applied or followed by any Governmental Entity.

   3.8  Breach of Contract; Litigation.

     3.8.1 The Company is not aware of any breaches in any agreement to which it is a party which breach could have a material adverse effect on the Company and its subsidiaries taken as a whole.

     3.8.2 Except as described in the Disclosure Documents, there is no material claim or litigation pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such


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

subsidiary in connection with such person's employment therewith. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

   3.9 Trading on NASDAQ. The Common Stock is designated for quotation on the NASDAQ National Market and trading in the Common Stock on such market has not been suspended. The Company is in full compliance with the continued designation criteria of the NASDAQ National Market and does not reasonably anticipate that the Common Stock will be delisted from the NASDAQ National Market, whether by reason of the transactions contemplated by this Agreement or the other Transaction Documents and is not aware of any inquiry by or received any notice from the NASD regarding any failure or alleged failure by the Company to comply with such requirements which has not been favorably resolved prior to the date hereof.

   3.10 Solicitation. Neither the Company nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares or (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Shares under the Securities Act.

   3.11 Registration Rights. No holders of the Company's Common Stock nor of any securities convertible or exchangeable into Common Stock nor of other rights to acquire Common Stock (except employee stock options) have any rights to require such Common Stock to be registered under the Securities Act, whether pursuant to a demand, piggyback or other type of registration right.

4. COVENANTS OF THE COMPANY.

   4.1 Corporate Existence. The Company shall, so long as any Purchaser or any affiliate of the Purchaser beneficially owns any of the Shares, maintain its corporate existence in good standing and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes.

   4.2 Provision of Information. The Company shall provide the Purchaser, as long as the Purchaser holds any Shares, with copies of its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy statements and other materials sent to stockholders, in each such case promptly after the filing thereof with the Commission.

   4.3 Reporting Status. As long as the Purchaser or any affiliate of the Purchaser beneficially owns any Shares and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor


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

rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and (ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees to file with the Commission a Form 8-K describing the terms of the transactions contemplated by this Agreement and the Registration Rights Agreement, with this Agreement attached to such Form 8-K as an exhibit thereto, on or before the tenth (10th) day following the Closing Date in the form required by the Exchange Act.

   4.4 Quotation on NASDAQ. The Company shall (i) promptly following the Closing, take such action as may be necessary to include the Shares for quotation on the NASDAQ National Market and (ii) use its best efforts to maintain the listing of the Shares on such market.

   4.5 Blue Sky Filings. In connection with the sale of the Shares to the Purchaser, the Company will comply with, and make all filings required under, any State securities law to which the sale of the Shares hereunder is subject.

5. CONDITIONS TO CLOSING.

   5.1  Conditions to Purchaser's   Obligations  at  Closing.  The  Purchaser's
obligations at the Closing, including without limitation its obligation to purchase the Shares, are conditioned upon the fulfillment (or waiver by the Purchaser) of each of the following events as of the Closing Date:

     5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

     5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

     5.1.3 the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in paragraphs 5.1.1, 5.1.2 and 5.1.7 have been fulfilled as of the Closing;

     5.1.4 the Company shall have delivered to the Purchaser a certificate, signed by the Secretary of the Company, attaching a copy of the resolutions of the Board of Directors authorizing the transactions contemplated hereby, and certifying that such resolutions have not been modified or rescinded since the date of their adoption by the Company's Board of Directors;


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

     5.1.5 the Company shall have delivered duly executed certificates representing the Shares being purchased;

     5.1.6 the Company shall have executed and delivered the Registration Rights Agreement;

     5.1.7 there shall have been no material adverse changes in the Company's consolidated business or financial condition since the date of the Company's most recent audited financial statements contained in the Disclosure Documents;

     5.1.8 there shall be no action or proceeding by or before any federal,
state, local  or  foreign   government   or  any  court  of   competent
jurisdiction, administrative   agency  or  commission  or  other  governmental
authority or instrumentality, domestic or foreign (a "Governmental Entity") or NASD pending or threatened challenging or seeking to restrain or prohibit the purchase and sale of any of the Shares or any of the other transactions contemplated by this Agreement or seeking to obtain damages from either party hereto in connection with the purchase and sale of the Shares or any of the other transactions contemplated by this Agreement.

     5.1.9 there shall be no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary injunction, permanent injunction or other order, enacted, entered, promulgated, enforced or issued by any
Governmental Entity or other legal restraint or prohibition preventing the purchase and sale of the Shares in effect.

     5.1.10 the Purchaser shall have received an opinion of the Company's counsel in form and substance as set forth on Exhibit B.

  5.2 Conditions to Company's Obligations at Closing. The Company's obligations at the Closing are conditioned upon the fulfillment (or waiver by the Company) of each of the following events as of the Closing Date:

    5.2.1 the representations and warranties of the Purchaser shall be true and correct in all material respects as of such date as if made on such date; and

    5.2.2 the Purchaser shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the Closing.



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

    5.2.3 there shall be no action or proceeding by or before any Governmental Entity or NASD pending or threatened challenging or seeking to restrain or prohibit the purchase and sale of any of the Shares or any of the other transactions contemplated by this Agreement or seeking to obtain damages from either party hereto in connection with the purchase and sale of the Shares or any of the other transactions contemplated by this Agreement.

    5.2.4 there shall be no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary injunction, permanent injunction or other order, enacted, entered, promulgated, enforced or issued by any
Governmental Entity or other legal restraint or prohibition preventing the purchase and sale of the Shares in effect.

6. ADDITIONAL TRANSACTIONS

   6.1 Board of Directors Seat. At or subsequent to the Closing, the Purchaser shall have the right to designate one member of the Board of Directors of the Company to serve until the annual meeting of the shareholders of the Company in 2001. The nominee shall be required to complete a questionnaire in the same form as has been executed by all other directors of the Company.
Subject to the approval of the existing directors upon review of such questionnaire and any other relevant information, such approval not to be unreasonably withheld, the existing directors will elect such nominee to the Board of Directors, and such individual shall receive the same compensation as each other non-employee director of the Company.

   6.2 Election of Directors. From and after the Closing Date, the Purchaser shall, and shall use its reasonable best efforts to cause any of its members to which the Purchaser transfers the Shares, to vote the Shares at all times prior to their sale at any regular or special meeting of the shareholders of the Company called for the purpose of filling positions on the Board of Directors of the Company, or in any written consent executed in lieu of such a meeting of shareholders, in favor of the nominees proposed by the Company's Board of Directors. In the event that the Purchaser or its members do not cast its vote in accordance with the previous sentence, the Company's Board of Directors is hereby authorized to do so. As a condition precedent to having the Company's transfer agent effect a transfer of any Shares to a member of the Purchaser, the Company may require such transferee(s) to execute a document granting the Board of Directors authority consistent with this paragraph.

   6.3 Right of Participation. The Company agrees that, prior to any offer or sale by the Company's subsidiary, Meret Communications, Inc. ("Meret") of Meret's common stock (or any securities convertible or exercisable into or exchangeable for common stock) it will deliver, at least ten (10) business days prior to such proposed issuance, to the Purchaser written notice describing the proposed offering, including the aggregate amount to be offered and the terms and conditions thereof (a "Participation Notice"), and provide the Purchaser with an option to participate in such offering up to $7,500,000 (the "Right of Participation") on the terms and conditions set forth in the Participation Notice. The Purchaser may exercise its Right of Participation by delivering written notice of such exercise (an "Exercise Notice") to the Company on or before the eighth (8th) business day following receipt of the Participation Notice, which notice shall specify the dollar amount of the securities that the Purchaser wishes to purchase in such offering. In the event that a Purchaser exercises its Right of Participation with respect to such offering, the Company shall, within one business day thereafter (i) determine in good faith from the lead investor or lead venture financier in the event of a private offering or from the managing underwriter in the event of an initial public offering whether the Purchaser will be allowed to participate in such offering, provided that the Company shall recommend to such lead investor or lead venture financier or managing underwriter that the Purchaser be allowed to so participate, and to purchase the dollar amount of securities requested by the Purchaser and (ii) notify the Purchaser of such determination. The Right of Participation shall apply only to Meret's initial financing subsequent to the Closing Date. In the event that the Purchaser transfers Shares to any of its members and until such time as such members transfer the Shares, each such member shall have the rights afforded to the Purchaser under this Section 6.3 with respect to such Shares (it being the intent of the parties that the Right of Participation for the Purchaser and its members not exceed $7,500,000 in the aggregate); provided that the Purchaser shall retain and have the sole right to receive the Participation Notice from the Company and deliver the Exercise Notice to the Company in accordance with the provisions of this Section 6.3.

   6.4 Commission. At the Closing, the Company shall pay to Andersen Weinroth Capital Corp., by certified check or wire transfer, $300,000 in connection with the transactions contemplated by this Agreement.

7. MISCELLANEOUS.

   7.1 Public Disclosure. The existence of this Agreement and the transactions contemplated therein shall not be disclosed by either Party without the other Party's prior written consent, such consent not to be unreasonably withheld.

   7.2 Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

   7.3 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignors any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. In addition to the assignment of rights and obligations contemplated under Sections 6.2 and 6.3 hereof to members of the Purchaser as expressly provided for in Sections 6.2 and 6.3 hereof, the Purchaser may assign its rights and obligations hereunder, in connection with any private sale or transfer of the Shares in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign it rights or obligations under this Agreement.

   7.4 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

   7.5 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New Jersey without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit action or proceeding, any claim that it is nor personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

   7.6  Counterparts.   This Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

   7.7 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

   7.8 Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

                  If to the Purchaser:

                  FIBR Holdings, LLC
                  1330 Avenue of the Americas
                  36th Floor
                  New York, New York 10019
                  Attn: Rohit Phansalkar
                  Tel:  (212) 842-1606
                  Fax:  (212) 842-1540

                  with copies to:

                  Andersen, Weinroth & Co., L.P.
                  1330 Avenue of the Americas
                  36th Floor
                  New York, New York 10019
                  Attn: Chris Andersen
                  Tel:  (212) 842-1606
                  Fax:  (212) 842-1540

                        and

                  Swidler Berlin Shereff Friedman
                  405 Lexington Avenue
                  New York, New York 10174
                  Attn: Jeffry S. Hoffman, Esq.
                  Tel: 212-758-9500
                  Fax: 212-891-9598

                  If to the Company:

                  Osicom Technologies, Inc.
                  2800 28th Street, Suite 100
                  Santa Monica, CA 90405
                  Attn: Chief Financial Officer
                  Tel: 310-581-4030
                  Fax: 310-581-4032

                  with a copy to:

                  Greenbaum, Rowe, Smith, Ravin, Davis & Himmel LLP Metro Corporate Campus One
                  P.O. Box 5600
                  Woodbridge, New Jersey 07095-0988
                  Attn: W. Raymond Felton, Esq.
                  Tel: 732-549-5600
                  Fax: 732-549-1881

   7.9 Expenses. The Company and the Purchaser each shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement; provided, however, that the Company shall reimburse the Purchaser for legitimate and itemized legal fees and expenses incurred by it in connection with its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents in an amount not to exceed Twenty-Five Thousand Dollars ($25,000).

   7.10 Entire Agreement; Amendments. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Notwithstanding the foregoing, Sections 1 and 2 of the certain letter between Andersen, Weinroth & Co., L.P. and the Company, dated November 5, 1999, remain in full force and effect. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Purchaser and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

      IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.


FIBR HOLDINGS, LLC                        OSICOM TECHNOLOGIES, INC.

By: /s/ Rohit Phansalkar                  By: /s/ Christopher E. Sue
   -----------------------                    --------------------------------

Name:   Rohit Phansalkar                  Name: Christopher E. Sue
   -----------------------                    --------------------------------


Title:    Manager                         Title: Vice President Finance
   -----------------------                    --------------------------------

                                    EXHIBIT B


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this 1st day of December, 1999, by and between Osicom Technologies, Inc., a New Jersey corporation (the "Company") and FIBR Holdings, LLC, a New York limited liability company (the "Purchaser").

                  This Agreement is made pursuant to a Stock Purchase Agreement, dated as of December 1, 1999 (the "Purchase Agreement") between the Company and the Purchaser. In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to closing under the Purchase Agreement. All defined terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                  The parties hereby agree as follows:

SECTION 1.        DEFINITIONS

                  As used in this Agreement, the following capitalized terms shall have the following meanings:

                  Act:  The Securities Act of 1933, as amended.

                  Commission: The Securities and Exchange Commission.

                  Common Stock: The Common Stock, $.30 par value per share, of the Company.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Holders: As defined in Section 2(b) hereof.

                  Issue Date: The date on which the Transfer Restricted Securities are issued to the Purchaser pursuant to the Purchase Agreement.

                  NASD: National Association of Securities Dealers, Inc.

                  Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  Prospectus: The prospectus included in the Registration Statement (as defined herein), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities (as defined herein) covered by the Registration Statement and by all other amendments and supplements to the Prospectus, including post-effective amendments, and all material which may be incorporated by reference into such Prospectus.

                  Registrable Date: The date upon which the first of the following occur: (a) the Company distributes to its shareholders or otherwise sells, transfers or disposes of all or substantially all of the common stock of NETsilicon, Inc., a Massachusetts corporation, that it owns, or (b) the first anniversary of the Issue Date.

                  Transfer Restricted Securities: Each share of the Company's Common Stock issued pursuant to the Purchase Agreement, until each such share
(i) has been effectively registered under the Act, or (ii) is distributed to the public pursuant to Rule 144 under the Act or (iii) may be sold or transferred pursuant to Rule 144(k)(or any similar provisions then in force) under the Act or otherwise.

                  Underwriter: Any underwriter, placement agent, selling broker, dealer manager, qualified independent underwriter or similar securities industry professional.

                  Underwritten   Registration  or  Underwritten   Offering:  An
offering in which securities of the Company are sold to an Underwriter or with the assistance of such Underwriter for reoffering to the public on a firm commitment or best efforts basis.

SECTION 2.        SECURITIES SUBJECT TO THIS AGREEMENT

                  (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                  (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3.                 REGISTRATION

                  (a) Registration on Demand. (i) At any time after the Registrable Date the Purchaser on behalf of the Holders of the Transfer Restricted Securities shall have the right to require the Company, by written request, to cause the Transfer Restricted Securities to be registered with the Commission by filing a Registration Statement to cover the offer and resale by a Holder from time to time and the methods of distribution elected by such holder of Transfer Restricted Securities as set forth in such Registration Statement. Within 10 days after receipt of any such request, the Company will serve a written notice of such registration request to all Holders, and the Company will include in such registration all Transfer Restricted Securities of such Holders with respect to which the Company has received written requests for inclusion therein within 20 business days after the delivery such notice. As used herein, "register", "registered" and "registration" each refer to a registration of the Transfer Restricted Securities effected by filing with the Commission a Registration Statement in compliance with the Act and the declaration or ordering by the Commission of effectiveness of such Registration Statement. "Registration Statement" shall mean Form S-3 or such other form as may be available to the Company and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein. In connection with any registration, the Company will pay for all registration expenses (as defined in Section 5 hereof) and will pay for its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

     (iii) A registration will not be deemed to have been effected pursuant to this Section 3(a) unless it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of shares of Transfer Restricted Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the shares of Common Stock pursuant to the registration at any time within the time period provided under Section 4(b)(ii)(y), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this
Section 3(a) is deemed not to have been effected or (ii) the registration requested pursuant to this Section 3(a) does not remain effective for a period of at least the period provided under Section 4(b)(ii)(y), then the Company shall continue to be obligated to effect such registration pursuant to this
Section 3(a).


   (b) Incidental Registration. If the Company at any time proposes to register (other than a registration on Form S-8 or S-4 or any successor or similar forms) any of its equity securities under the Act, whether or not for sale for its own account, in a manner which would permit registration of Transfer Restricted Securities for offer or resale under the Act, it will each such time use its best efforts to effect the registration under the Act of all Transfer Restricted Securities held by the Holders; provided, however, that (i) if such registration involves an Underwritten Offering, all Holders, if requested by an Underwriter, must sell their Transfer Restricted Securities to the Underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if, (x) at any time after giving written notice of its intention to register any securities pursuant to this Section 3(b) and
(y) prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Holders of Transfer Restricted Securities and, thereupon, shall be relieved of its obligation to register any Transfer Restricted Securities in connection with such proposed registration. Notwithstanding the foregoing, the Holders shall have the absolute right in their sole discretion not to participate in any Underwritten Offering in the event that the terms or conditions of such offering are not satisfactory.


     (i) If a registration pursuant to Section 3(b) involves an Underwritten Offering and the managing Underwriter advises the Company in writing that, in its opinion, the number of equity securities (including all Transfer Restricted Securities) which the Company, the Holders and any other Persons intend to include in such registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the Company will include in such registration (x) first, all the securities the Company proposes to sell for its own account, and (y) second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to Section 3(b) hereof is less than the number of equity securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, all Transfer Restricted Securities requested to be included in such registration by the Holders pursuant to Section 3(b) hereof (provided that if the number of Transfer Restricted Securities requested to be included in such registration by the Holders pursuant to Section 3(b) hereof, together with the number of Transfer Restricted Securities to be included in such registration pursuant to clause (x) of this Section 3(b)(i), exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Transfer Restricted Securities requested to be included in such registration by the Holders pursuant to Section 3(b)(i) hereof shall be limited to such extent and shall be allocated pro rata among all such Holders on the basis of the relative number of Transfer Restricted Securities then held by such Holder) and all other person having similar registration rights with respect to the Company's Common Stock.

     (ii) In the event of an Underwritten Offering, upon the Company's request, any Holder will execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Holders with respect to the Transfer Restricted Securities to be registered pursuant to this Section 3(b) (a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of Attorney will provide, among other things, that the Holders will deliver to, and deposit in custody with, the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Transfer Restricted Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Holder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Holder's behalf with respect to the matters specified thereon. The Holders agree that they will execute such other agreements as the Company may reasonably request to further evidence the provision of this Section 3(b).

               (c) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, within ten (10) business days after receipt of a request therefor, such information related to such Holder as the Company may reasonably request for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein.

                  (d)  Notwithstanding  any other  provision of Section 3(a), if the Company determines in the good faith judgment of the Company's counsel that the filing of a Registration Statement would require the disclosure of material information which the Company has a good faith business purpose for preserving as confidential, the Company shall not be required to commence using its best efforts to effect a registration pursuant to Section 3(a) until the earlier of
(i) the date upon which such material information is disclosed to the public (it being understood that nothing herein shall require such disclosure) or ceases to be material or (ii) 60 days after the Company makes such good faith determination. In addition, the Company shall have the right to defer the initial filing or the effectiveness of a Registration Statement filed pursuant to Section 3(a) hereof for a reasonable period of time to permit the Company to have prepared, to the extent not already available, financial statements for the Company's most recently completed fiscal period ended at the time that the demand for registration is received by the Company, only to the extent that the Company, in consultation with its regularly retained counsel and certified public accountants, determines in good faith that the inclusion of such financial statements is desirable to avoid the use of stale financial statements. The Company may impose stop-transfer instructions with respect to the Transfer Restricted Securities of the Holders for any period of suspension of effectiveness of the Registration Statement being filed pursuant to Section 3(a).


SECTION 4.                 REGISTRATION PROCEDURES

                  In connection with the Registration Statement, the Company will use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution or disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare,  file and use its best efforts to cause to become effective a registration statement under the Act regarding the Transfer Restricted Securities to be offered; provided, however, that before filing a Registration Statement or any Prospectus, or any amendments or supplements thereto, (other than documents incorporated by reference after the initial filing of the Registration Statement), the Company will furnish to the Holders and the Underwriter(s), if any, copies of all such documents proposed to be filed, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which (i) the Underwriter(s), if any, shall reasonably object or (ii) the Holders of a majority of the Transfer Restricted Securities to be registered in the Registration Statement shall reasonably object, in each such case within ten
(10) business days after the receipt thereof. A Holder or Underwriter, if any, shall be deemed to have reasonably objected to such filing if the Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed contains a material misstatement or omission which misstatement or omission is specifically identified to the Company in writing within such ten
(10) business days;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to prevent the Registration Statement from containing any material misstatement or omission and (ii) to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the disposition of all Transfer Restricted Securities until the later of (x) the disposition of all of the Transfer Restricted Securities covered by such Registration Statement or (y) the expiration of three (3) years after such Registration Statement becomes effective;

                  (c) use its best efforts to register or qualify all Transfer Restricted Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as the Shareholders or any Underwriter of such Transfer Restricted Securities shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Shareholders or any Underwriter to consummate the disposition in such jurisdictions of its Transfer Restricted Securities covered by such Registration Statement;

                  (d) advise the Underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing,
(i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the Registration Statement or any amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (iv) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (e) in the case of any Underwritten Offering, furnish to the Shareholders and the Underwriters, addressed to them, (A) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement relating to any Underwritten Offering, and (B) a comfort letter signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters, respectively, delivered to underwriters in underwritten public offerings of securities and such other matters and the Shareholders may reasonably request;

                  (f) promptly following the filing of any document that is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), provide copies of such document to the Holders;

                  (g) deliver to each Holder and each of the Underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each of the Holders and each of the Underwriter(s), if any, in connection with the public offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (h) comply with all applicable rules and regulations of the Commission, including Section 11(a) of the Securities Act and Rule 158 of the Securities Act, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement (which need not be audited) for the twelve-month period (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to Underwriters in a firm or best efforts Underwritten Offering or (ii) if not sold to Underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (i) make all filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent Underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

                  (j) cooperate with the Holders and the Underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the Underwriter(s), if any, may request at least two business days prior to any sale or Transfer Restricted Securities made by such Underwriter(s);

                  (k) if any fact or event contemplated by clause (d)(v) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (l) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed, if any;

                  Each Holder as to which any Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

                  Each Holder agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 4(d)(iv) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of the Registration Statement set forth in Section 4(b) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(d)(v) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus or shall have received the Advice.

SECTION 5.    REGISTRATION EXPENSES

                  Except as otherwise specifically set forth herein, all expenses incident to the Company's performance of or compliance with this Agreement will be borne solely by the Company, regardless whether a Registration Statement becomes effective, including without limitation:

     (i) all registration and filing fees and expenses (including filings made with the NASD);

     (ii) fees and expenses of compliance with federal securities or state blue sky laws;

     (iii) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Transfer Restricted Securities in a form eligible for deposit with Depository Trust Company and of printing Prospectuses), messenger and delivery service and telephone;

     (iv) reasonable fees and disbursements of counsel for the Company;

     (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

     (vi) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent Underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD;

     (vii) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees of any rating agency (collectively, the "registration expenses").

The expense of any broker's commission or Underwriters' discount or commission in connection with the sale of Transfer Restricted Securities shall be borne by the Holder of such Transfer Restricted Securities.

SECTION 6.           INDEMNIFICATION

                  (a) The Company agrees to indemnify and hold harmless each Holder (each such Holder an "Indemnified Holder") and in the case of an Underwritten Offering, each Underwriter participating in the distribution (each such Underwriter an "Indemnified Underwriter"), each officer and director of each Holder and each person that controls each Indemnified Holder or Indemnified Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of any Indemnified Holder or Indemnified Underwriter from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) as they are incurred arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the any Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any such Indemnified Holder or Indemnified Underwriter in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Indemnified Holder or Indemnified Underwriter furnished in writing by such Indemnified Holder or Indemnified Underwriter to the Company expressly for use therein and (ii) the Company shall not be liable to any such Indemnified Holder or Indemnified Underwriter under the indemnity agreement in this Section 6(a) with respect to any preliminary Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense (x) arise out of or are based upon an untrue statement or omission in such prospectus and (y) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and
(z) having previously been furnished by or on behalf of the Company with sufficient copies of such prospectus as so amended or supplemented, such Indemnified Holder or Indemnified Underwriter thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a person asserting the claim from which such loss, claim, damages, judgments, liabilities or expenses arise.

                  (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Indemnified Holder or Indemnified Underwriter with respect to which indemnity may be sought against the Company pursuant to Section 6(a), such Indemnified Holder or Indemnified Underwriter shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder or Indemnified Underwriter and payment of all fees and expenses; provided, however, that the omission so to notify the Company shall not relieve the Company from any liability that they may have to any Indemnified Holder or Indemnified Underwriter (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). An Indemnified Holder or Indemnified Underwriter shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder or Indemnified Underwriter unless (i) the Company agrees in writing to pay such fees and expenses, (ii) the Company has failed promptly to assume the defense and employ counsel satisfactory to the Indemnified Holder or Indemnified Underwriter or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Holder or Indemnified Underwriter, on the one hand, and the Company and such Indemnified Holder or Indemnified Underwriter shall have been advised in writing by its counsel that representation of it and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation has been proposed) due to actual or potential conflicts of interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder or Indemnified Underwriter). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Indemnified Holder or Indemnified Underwriter from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Indemnified Holder or Indemnified Underwriter affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Holder or Indemnified Underwriter has sought indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Holder or Indemnified Underwriter from all liability arising out of such action, claim, litigation or proceeding. For the purposes of this Section 6(b), the term "conflict of interest" shall mean that there are one or more legal defenses available to the Indemnified Holder or the Company, as applicable, which different or additional defenses make joint representation inappropriate.

                  (c) Each Indemnified Holder and Indemnified Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties") to the same extent as the foregoing indemnity from the Company to such Indemnified Holder or Indemnified Underwriter, but only with respect to information relating to such Indemnified Holder or Indemnified Underwriter furnished to the Company in writing by such Indemnified Holder or Indemnified Underwriter, respectively, expressly for use in the Registration Statement, Prospectus (or any amendment of supplement thereto), or any preliminary Prospectus. In case any action shall be brought against any Company Indemnified Party based on the Registration Statement, Prospectus (or any amendment of supplement), or any preliminary Prospectus and in respect of which indemnification may be sought against each Indemnified
Holder and Indemnified Underwriter pursuant to this Section 6(c), such Indemnified Holder and Indemnified Underwriter shall have the rights and duties given to the Company by Section 6(a) (except that if the Company shall have assumed the defense thereof, such Indemnified Holder and Indemnified Underwriter may, but shall not be required to employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of such Indemnified Holder or Indemnified Underwriter) and the Company Indemnified Parties shall have the rights and duties given to the Indemnified Holders or Indemnified Underwriters by Section 6(b). In no event shall the liability of any Indemnified Holder hereunder be greater in amount than the dollar amount of the net proceeds (after broker's commissions or underwriters discounts and commissions) received by such Indemnified Holder upon the sale of the Transfer Restricted Securities giving rise to such indemnification obligation.

                  (d) If the indemnification provided for in this Section 6 is unavailable to any party entitled to indemnification pursuant to Section 6(a) or 6(c), then such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Indemnified Holder or Indemnified Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Indemnified Holder and Indemnified Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by each Indemnified Holder and Indemnified Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any Indemnified Holder hereunder be greater in amount than the dollar amount of the net proceeds (after broker's commissions or underwriters discounts and commissions) received by such Indemnified Holder upon the sale of the Transfer Restricted Securities giving rise to such contribution obligation.

                  (e) The Company and each Indemnified Holder and Indemnified Underwriter agree that it would not be just and equitable if contribution pursuant to Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that any indemnifying party may otherwise have to any indemnified party.

SECTION 7.       PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

                  No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. In addition to the foregoing, all Holders agree that in connection with the first Underwritten Offering following the date hereof, they shall not, to the extent requested by the Company and the lead Underwriter in such offering, sell or otherwise transfer or dispose of any Transfer Restricted Securities (other than (i) sales, transfers or dispositions to donees who agree to be similarly bound or (ii) sales, transfers or dispositions of Transfer Restricted Securities included in the registration of the first Underwritten Offering or in any registration statement previously declared effective) during a reasonable and customary period of time, not to exceed 180 days, next following the effective date of the Registration Statement relating to the first Underwritten Offering; provided, however, that such agreement by the Holders not to dispose of Transfer Restricted Securities during such period shall apply only if all executive officers, directors and principal shareholders of the Company and all other persons with registration rights relating to any of the Company's securities to be registered in such offering (whether or not pursuant to this Agreement) enter into similar agreements with the Company and the Underwriters containing the same terms as set forth in this Section 7. In order to enforce the foregoing covenant contained in the prior sentence, the Company may impose stop-transfer instructions with respect to the Transfer Restricted Securities of the Holders until the end of such agreed upon period.

SECTION 8.        MISCELLANEOUS

                  (a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders or Transfer Restricted Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of the Company's securities under any other agreements.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Shareholders.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery;

                      (i) if to a Holder of Transfer Restricted Securities, at the address set forth on the records of the Company's registrar, with a copy to Andersen Weinroth, & Co., L.P., 1330 Avenue of the Americas,
36th Floor, New York, New York 10019, Attn: Chris Andersen, Tel.: 212-842-1605,
Fax: 212-842-1540,  and a copy to Swidler Berlin Shereff Friedman,  LLP, 405

Lexington  Avenue,  New York, New York, 10174 Attn:  Jeffrey S. Hoffman,  Esq.,
Telephone:  212-758-9500,  Fax: 212-891-9598.; and

                     (ii) if to the Company, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section, with a copy to Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, LLP, 99 Wood Avenue South, P.O. Box 5600, Woodbridge, New Jersey 07095, Attn: W. Raymond Felton, Esq., Telephone: 732-549-5600, Fax: 732-549-1881.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder of Transfer Restricted Securities unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder. Notwithstanding any assignment by the Purchaser of this Agreement, the Purchaser shall remain the entity which pursuant to Section 3(a) has the right to require the Company by written request to cause the Transfer Restricted Securities to be registered pursuant to the terms of Section 3(a) unless the Purchaser expressly agrees otherwise in a written instrument executed by the Purchaser.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g)  Headings.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New Jersey without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit action or proceeding, any claim that it is nor personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  (i)  Severability.  In the  event  that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    OSCIOM TECHNOLOGIES, INC.


                                    By:
                                        -----------------------------------



                                    FIBR HOLDINGS, LLC


                                    By:
                                        -----------------------------------

                                   EXHIBIT C

Anderson, Weinroth & Co., L.P.
1330 Avenue of the Americas
New York, New York 10019-5400


                                November 5, 1999


Mr. Par Chadha
Osicom Technologies, Inc.
2800 28th Street, Suite 100
Santa Monica, California 90405

Dear Mr. Chadha:

         Anderson, Weinroth & Co., L.P. ("AW") proposes to provide assistance to Osicom Technologies, Inc. ("FIBR" or the "Company") with respect to the identification and recruitment of senior officers and directors for the Company and/or its subsidiaries or affiliates. AW also desires to establish a strategic ownership position in the Company through a negotiated transaction (the "Transaction"), subject to satisfactory completion of due diligence, as described in the Paragraph 3 below. The terms of this agreement (the "Agreement") shall be as follows:

         1. For every senior officer ("Officer") identified by AW and employed by FIBR or any of its subsidiaries or affiliates, the Company will grant AW seventy-five thousand (75,000) warrants (the "Warrants") with a life of two (2) years and exercisable at the same price or prices at which the Officer's employee stock options are exercisable. The Warrants shall vest six months after the Officer's start date, and only if upon such date the Officer remains employed by Osicom or its subsidiary or affiliate. In addition, the Company will issue unregistered FIBR common shares to AW in an amount equal to ten percent (10%) of the total value of the Officer's first-year compensation.

         2. For every director (the "Director") identified by AW and elected to the Board of the Company or its subsidiary or affiliate, the Company will grant the Director a number of options and having such teens as would ordinarily be granted under the Directors Stock Option Plan (or other applicable compensation plan) of the Company or its subsidiary or affiliate; For each Director identified by AW, the Company will grant, or cause to be granted to AW twenty-five thousand (25,000) warrants, each having a life of two (2) years but otherwise having the same terms as the options granted the Director. The warrant grant described in this paragraph herein shall be made as of the date the Director is elected to the Board of the Company or its subsidiary or affiliate.

         3. The Company will sell to AW, or to special-purpose entity created by AW, six hundred seventy-nine thousand four hundred eighty-three (679,483)newly-issued shares of the Company's common stock (the "New Shares") having a value of seven and one half million U.S. dollars (USD $7,500,000) For the purposes of the Transaction described herein, the New Shares shall be issued at USD $11.04/New Share, such price being equal to the average of the closing prices for the Company's common stock for the four (4) trading days immediately preceding and the day upon which this Agreement is executed, as reported by Nasdaq In the event that AW and the Company complete the Transaction, the Company and AW agree as follows:

          (i) The Company shall pay to AW a cash fee equal to four percent (4%) of the Transaction amount, payable at the Closing of the Transaction.
         (ii) AW shall have the right to nominate one Director (the "nominee") to the Company's Board. The Company shall have the right to approve Nominee, such approval shall not be unreasonably withheld. The Company shall have no obligation to pay any compensation to AW in connection with the appointment of the Nominee to the Company's Board (e.g., the terms of Paragraph 2 above shall not apply to the appointment of the Nominee).
        (iii) AW and the Company shall enter into a definitive Stock Purchase Agreement containing standard representations, warranties, and indemnification provisions. The Company and AW agree to use their best efforts to complete the Transaction before December 1, 1999.
         (iv) AW and the Company shall enter into a Registration Rights Agreement containing one demand registration at the Company's expense on a "best efforts" basis,
                           and  piggyback  registration   rights.   The  demand
                           registration described therein shall not be available before the earlier of the (i) first date upon which the Company distributes the shares of NETsilicon, Inc. common stock which it owns; or (ii) the first anniversary of the date upon which the New Shares are issued.
          (v) AW agrees that for as long as it shall own any of the New Shares, AW shall vote all of its New Shares in favor of the slate of directors nominated by the Company's management at any meeting of the Company's shareholders.

         (vi) The Company shall reimburse AW its legitimate out-of-pocket legal and other expenses incurred in connection with the Transaction, such expenses reimbursement not to exceed twenty-five thousand U.S. dollars (USD $25,000).

         4. AW and/or an entity created by AW shall have the right to invest in the Company's Optical Networking subsidiary ("ON") in the first round of financing conducted by ON to occur (the "ON Investment"), subject to the following conditions.

         (i) In the event that the first round of ON financing to occur is venture capital financing, then AW shall have the right to invest up to seven and one half million U.S. Dollars (USD $7,50O,000) in that round, if and only if that investment is approved by ON's lead venture financier. The Company agrees on behalf of it and ON's management to recommend that such lead venture financier approve the ON investment. If so approved, AW shall have the right to make the ON Investment at the outstanding valuation of ON.
         (ii) In the event that the first round of ON financing to occur is an initial public offering of stock, then AW shall have the right to purchase up to seven and one half million U.S. Dollars (USD $7,500,000) of the common stock of ON in the IPO at the IPO price, if an only if that investment is approved by the managing underwriter for the ON IPO. The Company agrees on behalf of it and ON's management to recommend that such managing underwriter approve the ON investment.

AW and the Company agree that the terms of Paragraphs 1 and 2 above shall be binding upon them whether or not the Transaction described in Paragraph 3 above is completed.

If you are in agreement with the foregoing, please indicate your acceptance by signing on the space provided below.

                                    Andersen, Weinroth & Co., L.P.


                                    -------------------------------
                                     Rohit Phansalkar

Osicom, Technologies, Inc.


-------------------------------
Par Chadha, Chairman and CEO